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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The certifications set forth below are hereby submitted to the Securities and Exchange Commission pursuant to, and solely for the purpose of complying with, Section 1350 of Chapter 63 of Title 18 of the United States Code in connection with the filing on the date hereof with the Securities and Exchange Commission of the Annual Report on Form 10-K of Delta Air Lines, Inc. ("Delta") for the fiscal year ended December 31, 2003 (the "Report").

         Each of the undersigned, the Chief Executive Officer, and the Executive Vice President and Chief Financial Officer, respectively, of Delta, hereby certifies that, as of the end of the period covered by the Report:

         1. Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Delta.

Date: March 12, 2004

                                       /s/ Gerald Grinstein
                                       ----------------------------------------
                                       Gerald Grinstein
                                       Chief Executive Officer

                                       /s/ M. Michele Burns
                                       ----------------------------------------
                                       M. Michele Burns
                                       Executive Vice President and
                                       Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Delta and will be retained by Delta and furnished to the Securities and Exchange Commission or its staff upon request.